Exhibit 99.1

Teladoc Health and Livongo Merge to Create New Standard

in Global Healthcare Delivery, Access and Experience

•	The only consumer centered virtual care platform for full spectrum of health needs to address accelerating consumer and client demand

•	Combination of highly complementary leaders in virtual care and chronic condition management uniquely positioned to unlock the full potential of virtual care

•	New high-quality care delivery model creates new category of solutions focused on delivering unrivaled whole-person care for better health outcomes at lower cost

•	Significant quantifiable revenue expansion opportunities increase shareholder value as two of the fastest-growing companies in healthcare technology combine

Purchase, NY and Mountain View, CA, August 5, 2020 — Teladoc Health (TDOC), the global leader in virtual care, and Livongo (LVGO), the leading Applied Health Signals company – today announced that they have entered into a definitive merger agreement. This merger represents a transformational opportunity to improve the delivery, access and experience of healthcare for consumers around the world. The highly complementary organizations will combine to create substantial value across the healthcare ecosystem, enabling clients everywhere to offer high quality, personalized, technology-enabled longitudinal care that improves outcomes and lowers costs across the full spectrum of health.

Under the terms of the agreement, which has been unanimously approved by the Board of Directors of each company, each share of Livongo will be exchanged for 0.5920x shares of Teladoc Health plus cash consideration of $11.33 for each Livongo share, representing a value of $18.5 billion based on the closing price of Teladoc Health shares as of August 4, 2020. Upon completion of the merger, existing Teladoc Health shareholders will own approximately 58 percent and existing Livongo shareholders will own approximately 42 percent of the combined company.

The combination of Teladoc Health and Livongo creates a global leader in consumer centered virtual care. The company will have expected 2020 pro forma revenue of approximately $1.3 billion, representing year over year pro forma growth of 85 percent. Demonstrating the power of the combined platform and the scalability of the data driven and virtual ethos, the combined company is expected to have pro forma Adjusted EBITDA of over $120 million for 2020.

“This merger firmly establishes Teladoc Health at the forefront of the next-generation of healthcare,” said Jason Gorevic, CEO of Teladoc Health. “Livongo is a world-class innovator we deeply admire and has demonstrated success improving the lives of people living with chronic conditions. Together, we will further transform the healthcare experience from preventive care to the most complex cases, bringing ‘whole person’ health to consumers and greater value to our clients and shareholders as a result.”

“This highly strategic combination will create the leader in consumer-centered virtual care and provides a unique opportunity to further accelerate the growth of our data-driven member platform and experience,” said Glen Tullman, Livongo Founder and Executive Chairman. “By expanding the reach of Livongo’s pioneering Applied Health Signals platform and building on Teladoc Health’s end-to-end virtual care platform, we’ll empower more people to live better and healthier lives. This transaction recognizes Livongo’s significant progress and will enable Livongo shareholders to benefit from long-term upside as the combined company is positioned to serve an even larger addressable market with a truly unmatched offering.”

Strategic and financial benefits of the combination

•

The combination joins two highly complementary companies to create an unmatched, comprehensive platform for virtual healthcare delivery. By bringing together leaders in virtual health and chronic condition management, the merger combines comprehensive clinical expertise with a rich technology and data-driven experience; prevention and chronic condition management with acute and specialty care; behavior change expertise with data science; global footprint with products meeting global need; access with innovation and two of the fastest growing companies in health technology.

•

Combining clinical expertise with deeper, more comprehensive consumer health insights to deliver the highest quality care and improve outcomes. The transaction combines Teladoc Health’s broad integrated services across virtual care with Livongo’s data-driven approach to providing actionable, personalized, and timely health signals to create a comprehensive virtual healthcare delivery system. The combined company’s platform will feature the full range of health support – from AI+AI engine-driven “nudges” and health coaches to therapists and board-certified physicians and the world’s leading specialists – available anytime, anywhere to ensure the right care is always delivered.

•

Focusing on prevention as a critical lever for reimagining healthcare delivery. Together, Teladoc Health and Livongo will empower consumers to proactively manage their wellbeing with the help of a single, comprehensive partner across the full spectrum of health, whether they are at-risk of, or living with, chronic conditions or need acute care. By tapping into data and care anytime, anywhere, consumers will have real-time information and guidance to stay healthy and avoid the unchecked progression of illness.

•

Joining two leaders in consumer behavior change, bringing millions more consumers into virtual care and building even deeper consumer and provider relationships.    Teladoc Health’s flywheel approach to continued member engagement combined with Livongo’s proven track record of using data science to build consumer trust will accelerate the combined company’s development of longitudinal consumer and provider relationships.

•

Expanding Teladoc Health’s portfolio and footprint with Livongo’s leadership in addressing underpenetrated and underserved chronic condition populations. Teladoc Health’s global reach, including 70 million customers in the United States, and significant access to high growth segments in that market (e.g., Medicare and Medicaid) give Livongo a stronger platform to reach millions of new consumers, at risk of, or living with chronic disease.

•

Complementary cultures and operating philosophies that put a premium on health equity. Teladoc Health has long focused on virtual care as the “great equalizer” expanding access to underserved communities facing negative social determinants of health. With Livongo’s focus on chronic conditions, which disproportionately impacts underserved communities, the combined company will be positioned to make meaningful progress on addressing long-standing disparities.

•

Significant shareholder value creation and revenue appreciation opportunities. The combined company is positioned to execute quantified opportunities to drive revenue synergies of $100 million by the end of the second year following the close, reaching $500 million on a run rate basis by 2025. These opportunities include increased cross-selling and penetration into each company’s client base. They also include accelerating Livongo’s international expansion through Teladoc Health’s existing footprint, improving combined company member retention rates and driving more efficient enrollment. In addition to the quantified synergies, the combination offers significant unquantified synergies by enabling new care models and next generation solution opportunities. As a result of efficiencies, the combined company is expected to achieve cost synergies of $60 million by the end of the second year following the close, which can be reinvested to drive topline growth and margin expansion.

Leadership & Governance

Jason Gorevic, current CEO of Teladoc Health, will be the CEO of the combined company. Led by Teladoc Health chairman, David Snow, the newly combined Teladoc Health Board of Directors will be composed of eight members of the Teladoc Health Board and five members of the Livongo Board.

Additional Transaction Details

The transaction is expected to close by the end of Q4 2020, subject to regulatory and Teladoc Health and Livongo shareholder approvals and other customary closing conditions. The newly combined company will be called Teladoc Health and will be headquartered in Purchase, New York.

Advisors

Lazard served as exclusive financial advisor to Teladoc Health and Paul, Weiss, Rifkind, Wharton & Garrison LLP served as legal advisor.

Morgan Stanley served as exclusive financial advisor to Livongo and Skadden, Arps, Slate, Meagher & Flom LLP served as legal advisor.

Joint Conference Call and Transaction Website

Teladoc Health and Livongo will host a joint conference call and webcast today, August 5th at 8:00 a.m. ET. The call will be broadcast live and archived on the investor relations section of each company’s website at teladochealth.com and livongo.com. The participant dial-In numbers in the U.S. are (844) 437-4787 or (877) 389-2414, and (607) 598-0118 outside the U.S. Presentation slides will also be available on the webcast link and on both companies’ investor relations pages on their websites, as well as through the joint transaction website at teladochealthlivongo.transactionannouncement.com.

About Teladoc Health

Teladoc Health is transforming how people access and experience healthcare. Recognized as the world leader in virtual care, Teladoc Health directly delivers millions of medical visits across 175 countries each year through the Teladoc Health Medical Group and enables millions of patient and provider touchpoints for thousands of hospitals, health systems and physician practices globally. Ranked #1 among direct-to-consumer telehealth providers in the J.D. Power 2019 U.S. Telehealth Satisfaction Study and Best in KLAS for Virtual Care Platforms for 2020, Teladoc Health leverages more than a decade of expertise and real-time insights to meet the growing virtual care needs of consumers, healthcare professionals, employers and health plans. For more information, please visit teladochealth.com or follow @TeladocHealth on Twitter.

About Livongo

Livongo empowers people with chronic conditions to live better and healthier lives, beginning with diabetes and now including hypertension, weight management, diabetes prevention, and behavioral health. Livongo pioneered the category of Applied Health Signals to offer Members clinically based insights that focus on the whole person and make it easier to stay healthy. Using its AI+AI engine, Livongo’s team of data scientists aggregate and interpret substantial amounts of health data and information to create actionable, personalized and timely health signals delivered to Livongo Members exactly when and where they need them. The Livongo approach delivers better clinical and financial outcomes while creating a different and better experience for people with chronic conditions. For more information, visit: www.livongo.com or engage with Livongo on LinkedIn or Twitter.

Contacts

Teladoc Health

Investors

Patrick Feeley

pfeeley@teladochealth.com

914-265-7925

Teladoc Health

Media

Chris Stenrud

pr@teladochealth.com

860-491-8821

Livongo

Investors

Jason Plagman

Investor-relations@livongo.com

785-550-6048

Livongo

Media

John Hallock

press@livongo.com

617-615-7712

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Teladoc Health and Livongo, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction (including anticipated synergies, projected financial information and future opportunities) and any other statements regarding Teladoc Health’s and Livongo’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “intend,” “plan,” “believe,” “project,” “estimate,” “expect,” “may,” “should,” “will” and similar expressions. All such forward-looking statements are based on current expectations of Teladoc Health’s and Livongo’s management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite Teladoc Health and Livongo stockholder approvals; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals (including anticipated tax treatment) are not obtained or are obtained subject to conditions that are not anticipated by the parties; potential litigation relating to the potential transaction that could be instituted against Teladoc Health, Livongo or their respective directors; the effects of disruption to Teladoc Health’s or Livongo’s respective businesses; restrictions during the pendency of the potential transaction that may impact Teladoc Health’s or Livongo’s ability to pursue certain business opportunities or strategic transactions; the effect of this communication on Teladoc Health’s or Livongo’s stock prices; transaction costs; Teladoc Health’s ability to achieve the benefits from the proposed transaction; Teladoc Health’s ability to effectively integrate acquired operations into its own operations; the ability of Teladoc Health or Livongo to retain and hire key personnel; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include the effects of industry, market, economic, political or regulatory conditions outside of Teladoc Health’s or Livongo’s control (including public health crises, such as pandemics and epidemics); changes in laws and regulations applicable to Teladoc Health’s business model; changes in market conditions and receptivity to Teladoc Health’s services and offerings; results of litigation; the loss of one or more key clients of Teladoc Health (including potential adverse reactions or changes to business relationships resulting from the announcement or completion of the potential transaction); changes to Teladoc Health’s abilities to recruit and retain qualified providers into its network; the impact of the COVID-19 pandemic on the parties’ business and general economic conditions; risks regarding Livongo’s ability to retain clients and sell additional solutions to new and existing clients; Livongo’s ability to attract and enroll new members; the growth and success of Livongo’s partners and reseller relationships; Livongo’s ability to estimate the size of its target market; uncertainty in the healthcare regulatory environment; and the factors set forth under the heading “Risk Factors” of Teladoc Health’s Annual Report and Livongo’s Annual Report, in each case on Form 10-K, and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the potential transaction, are more fully discussed in the joint proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Neither Teladoc Health nor Livongo assumes any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information for Investors and Stockholders

In connection with the potential transaction, Teladoc Health expects to file a registration statement on Form S-4 with the SEC containing a preliminary prospectus of Teladoc Health that also constitutes a preliminary proxy statement of each of Teladoc Health and Livongo. After the registration statement is declared effective, each of Teladoc Health and Livongo will mail a definitive joint proxy statement/prospectus to stockholders of Teladoc Health and Livongo, respectively. This communication is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that Teladoc Health or Livongo may file with the SEC in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF TELADOC HEALTH AND LIVONGO ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus (when available) and other documents filed with the SEC by Teladoc Health or Livongo through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Teladoc Health will be available free of charge on Teladoc Health’s website at https://ir.teladochealth.com and copies of the documents filed with the SEC by Livongo will be available free of charge on Livongo’s website at https://ir.livongo.com/. Additionally, copies may be obtained by contacting the investor relations departments of Teladoc Health or Livongo.

Teladoc Health and Livongo and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of Teladoc Health is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 14, 2020. Information about the directors and executive officers of Livongo is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on March 24, 2020, and its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 6, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction will be included in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

The term “Teladoc Health” and such terms as “the company,” “the corporation,” “our,” “we,” “us” and “its” may refer to Teladoc Health, Inc., one or more of its consolidated subsidiaries, or to all of them taken as a whole. All of these terms are used for convenience only and are not intended as a precise description of any of the separate companies, each of which manages its own affairs.

###